UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                 Date of Earliest Event Report: November 3, 2010


                            MARINE EXPLORATION, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)



              Colorado                             000-24637                          91-1890338
-------------------------------------    -------------------------------    ---------------------------------
  (State or other jurisdiction of           (Commission File Number)          (IRS Employer Identification
           incorporation)                                                               Number)


             2600 Douglas Road, Penthouse 10, Coral Gables, FL 33134
            ---------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (786) 235-0870
                                ----------------
               Registrant's telephone number, including area code


                                       N/A
                                      -----
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

                            SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS

         On November 3, 2010, Marine Exploration, Inc.'s ("MEXP") registered agent was served with a lawsuit, which was filed in the City and County of Denver District Court in Colorado. The Complaint filed by X-Clearing Corporation, the Company's former transfer agent, alleges that they have not been fully paid for services rendered.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                          MARINE EXPLORATION, INC.



                                          By: /s/ Mark Goldberg
                                              ---------------------------
                                                 Mark Goldberg,
                                                 Chief Executive Officer


                                          Date: November 9, 2010

















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